Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.8500%


Excess Protection Level
   3 Month Average  5.17%
      January, 1997  3.89%
      December, 1996  5.68%
      November, 1996  5.97%

Cash Yield                                              17.75%

Investor Charge Offs                                    4.73%

Base Rate                                               9.13%

Over 35 Day Delinquency                                 4.97%

Seller's Interest                                       20.58%

Total Payment Rate                                      10.80%

Total Principal Balance                                $7,376,458,173.22

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,518,124,839.86